AIR INDUSTRIES GROUP, INC.

SUBSCRIPTION DOCUMENTS BOOKLET

INSTRUCTIONS
And
SUBSCRIPTION DOCUMENTS

AIR INDUSTRIES GROUP, INC.

INSTRUCTIONS TO SUBSCRIBERS

And

JUNIOR SUBORDINATED NOTE HOLDERS

INSTRUCTIONS TO SUBSCRIBERS

Persons and entities (“Subscribers”) wishing to subscribe for shares of the common stock of Air Industries Group, Inc (the “Company”) to be paid for either in cash or in exchange for junior subordinated notes (“Junior Subordinated Notes”) of the Company must complete the following steps:

(1)           Complete and sign the Confidential Investor Questionnaire in the form attached hereto; and

(2)           Complete and sign the Securities Purchase or Exchange Agreement in the form attached hereto (the “SPA”).

Completed documents should be returned to Taglich Brothers, Inc. (the “Placement Agent”) at the following address:

TAGLICH BROTHERS, INC.
790 New York Avenue, Suite 290
Huntington, NY 11743
Attention: Mr. Robert Lorenzo

The portion, if any, of the subscription amount to be paid in cash should be sent by wire transfer to CSC Trust Company of Delaware as escrow agent for the Company (the “Escrow Agent”), in accordance with the following instructions:

PNC Bank
300 Delaware Avenue
Wilmington, DE 19801
ABA # 031100089
Acct Name:  CSC Trust Company of Delaware
Account Number:  5605012373
OBI:  FFC: Air Industries Group, Inc. Escrow 79-1733

If any of the subscription amount is to be satisfied by the exchange of Junior Subordinated Notes, the Notes, duly endorsed in blanked, should be delivered to Taglich Brothers, Inc. at the above address.

The Escrow Agent shall not release the subscription funds received from a Subscriber to the Company and the Placement Agent will not release surrendered Notes to the Company unless the conditions set forth in the SPA to the Subscriber’s purchase of shares of the Company’s common stock shall have been satisfied.

AIR INDUSTRIES GROUP, INC.

CONFIDENTIAL INVESTOR QUESTIONNAIRE

CONFIDENTIAL INVESTOR QUESTIONNAIRE

AIR INDUSTRIES GROUP, INC.

The information contained herein is being furnished to Air Industries Group, Inc., a Delaware corporation (the “Company”), and Taglich Brothers, Inc. (the “Placement Agent”) in order for the Company to determine whether the undersigned’s subscription for shares of the Company’s common stock (the “Shares”) may be accepted pursuant to Section 4(2) of the Securities Act of Securities, as amended (the “Securities Act”), and/or Rule 506 of Regulation D promulgated thereunder (“Regulation D”).  The Shares are being offered without registration under the Securities Act or the securities laws of any state or any other jurisdiction.  Under the Securities Act and/or certain state securities laws, the Company may be required to determine that an individual, an investing entity and/or each individual equity owner of an investing entity meets certain suitability requirements before selling the Shares to such individual or entity.

The undersigned subscriber understands that: (i) the Company and the Placement Agent will rely upon the following information; (ii) the purchase and sale of the Shares hereunder will not be registered under the Securities Act in reliance upon the exemptions from registration provided by Section 4(2) of the Securities Act and/or Rule 506 of Regulation D; (iii) this Confidential Investor Questionnaire is not an offer to sell or a solicitation of any offer to buy or sell the Shares or any other securities to the undersigned; and (iv) no subscription for any Shares will be accepted unless the Subscriber is an Accredited Investor.

Your answers will be kept strictly confidential.  However, by signing this Questionnaire, you agree that the Company and/or the Placement Agent may present this Questionnaire to such parties as they deem appropriate if called upon to establish the Company’s entitlement to an exemption under the Securities Act or any applicable state securities laws.

(Questionnaire Begins on following Page.)

PLEASE ANSWER ALL QUESTIONS.

If the appropriate answer is “None” or “Not Applicable,” so state.  Attach additional sheets if necessary to complete your answers to any item.  The undersigned makes the following representations and warranties:

 [Print or type your response]

1.	Name: _______________________________________________________________________________________

Name of spouse or additional Subscriber: ____________________________________________________________

If an Entity, type of Entity (e.g. Corporation, LLC, Partnership, Trust, etc.) and State of Organization:

_________________________________________                                                                      State: ________________

2.	Home address or, if other than an individual, principal office address:

____________________________________________________________________________________________

____________________________________________________________________________________________

Telephone number: _____________________________________________________________________________

Social Security Number: _________________________________________________________________________

Tax Identification Number: _______________________________________________________________________

3.	I am an accredited investor (as defined in Rule 501(a) of Regulation D) because (check each appropriate description):

_________	I am a natural person whose individual net worth, or joint net worth with my spouse, excluding the value of our principal residence, exceeds $1,000,000.

_________
I am a natural person who had individual income exceeding $200,000 in each of the two most recent years or joint income with my spouse exceeding $300,000 in each of those years and I have a reasonable expectation of reaching the same income level in the current year.

_________	I am a broker-dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended.

_________
I am an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, not formed for the specific purpose of acquiring the Securities, with total assets exceeding $5,000,000.

2

_________	I am a corporation, Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Securities, with total assets exceeding $5,000,000.

_________
I am a trust, not formed for the specific purpose of acquiring the Securities, with total assets exceeding $5,000,000 and whose purchase is directed by a “sophisticated person,” as defined in Rule 506(b)(2)(ii) of Regulation D.

(For the purposes of this questionnaire, a “sophisticated person” means any person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment.)

_________
I am an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended, and (i) investment decisions for such plan are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is a bank, savings and loan association, insurance company or registered investment adviser or (ii) such plan has total assets exceeding $5,000,000 or (iii) if a self directed plan, investment decisions are made solely by accredited investors.

_________	I am an entity in which all of the equity owners are accredited investors.

_________	I am a member of the Board of Directors or an executive officer of the Company.

_________
I am a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity.

_________	I am an insurance company as defined in Section 2(13) of the Securities Act.

_________	I am an investment company registered under the Investment Company Act of 1940, as amended (the “ICA”).

_________	I am a business development company as defined in Section 2(a)(48) of the ICA.

_________	I am a Small Business Investment Company licensed by the Small Business Administration under Section 301(c) of the Small Business Investment Act of 1958, as amended.

_________	I am a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

3

_________
I am a plan which has total assets in excess of $5,000,000 and which is established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees.

_________	I am a revocable trust which may be amended or revoked at any time by the grantors thereof, and all such grantors are Accredited Investors.

_________	I am an Accredited Investor for the following reasons (describe reasons, if not previously provided):

4.
Do you have sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of an investment in the Company and are you willing and able to bear the economic risk of an investment in the Company?

Yes _____                                No _____

5.	Do you understand the nature of an investment in the Shares and the risks associated with such an investment?

Yes _____                                No _____

6.	Do you intend to purchase the Shares solely for your own account, for investment and not with the intent to resell them?

Yes _____                                No _____

7.	Are you an entity formed for the purpose of acquiring the Shares?

Yes _____                                No _____

8.
Are you an entity whose stockholders, partners, members or other beneficial owners have individual discretion as to their participation or non-participation in particular investments made by you, and one or more of such stockholders, partners, members or other beneficial owners have contributed or will contribute capital to you for the purpose of your acquisition of Securities (i.e., your investors have been permitted to determine whether their capital will form part of the specific capital invested by you in the Shares)?

Yes _____                                No _____

4

The foregoing responses are complete and accurate to the best of my knowledge and belief.  I will provide such further information as may be requested by the Company or the Placement Agent to verify my responses.  I will notify the Company and the Placement Agent in writing regarding any material change in my responses prior to the closing of the purchase by me of the Shares.  Absent such notification, the issuance of the Shares in my name shall be deemed to be an automatic affirmation by me of the truth and accuracy or the statements and information set forth above.

Date: ___________________________

______________________________________________
Exact Name in Which Title is to be Held

______________________________________________
Authorized Signature

______________________________________________
Print Name of Signatory and Capacity in which Signed (if an Entity)

______________________________________________
Signature (if Joint Tenants or Tenants in Common)

______________________________________________
Print Name of above Signatory

5

AIR INDUSTRIES GROUP, INC.

SECURITIES PURCHASE OR EXCHANGE AGREEMENT

SECURITIES PURCHASE OR EXCHANGE AGREEMENT

AIR INDUSTRIES GROUP, INC.

SECURITIES PURCHASE OR EXCHANGE AGREEMENT (as amended or supplemented from time to time, this "AGREEMENT"), dated as of _________________, 2012, between Air Industries Group, Inc., a Delaware corporation (the "COMPANY") with its principal offices at 1479 N. Clinton Avenue, Bay Shore, New York 11706, and the undersigned (the “Subscriber”).

WITNESSETH:

WHEREAS, the Company is offering to sell in a private placement a minimum of 750,000 shares and a maximum of 1,250,000 shares of its common stock, $0.001 par value (the “Common Stock”), for a purchase price of $6.00 per share (the “Offering”), all as described in the Company’s Confidential Private Placement Memorandum dated May 15, 2012 (the “PPM”);

WHEREAS, the Company is also offering to issue shares of its common stock, $0.001 par value (the “Common Stock”), in exchange for its outstanding junior subordinated notes (the “Notes”) at the rate of one share for each $6.00 principal amount and accrued interest of the Notes (the “Exchange Offer”), all as described in the PPM;

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company (i) shall issue and sell to the Subscriber for cash, and the Subscriber shall purchase from the Company for cash, the number of shares of the Company’s Common Stock as are indicated on the signature page hereto (the “Shares’) or (ii)  shall issue and sell to the Subscriber, and the Subscriber shall acquire from the Company, the number of shares of the Company’s Common Stock as are indicated on the signature page hereto (the “Shares”) in exchange for the principal amount of Notes indicated on the signature page (the “Surrendered Notes”); and

WHEREAS, the Company and the Subscriber are executing and delivering this Agreement in reliance upon an exemption from the registration requirements of the Securities Act of Securities, as amended (the “SECURITIES ACT”), afforded the provisions of Section 3(a)(9) or by the provisions of Section 4(2), Section 4(6) and/or Regulation D ("REGULATION D"), as promulgated by the United States Securities and Exchange Commission (the "COMMISSION") under the Securities Act.

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Subscriber hereby agree as follows:

1.           SUBSCRIPTION FOR SECURITIES.

            (a)  Upon execution and delivery of this Agreement, and subject to the terms and conditions hereof, including the satisfaction of the conditions described in subsection (b) below, the Company shall deliver one or more certificates for the Shares to the Subscriber, each registered in the name of the Subscriber, against, (i) in the case of Shares to be paid for in cash, receipt of the purchase price for the Shares or (ii) in the case of Shares to be issued in exchange for Surrendered Notes, receipt of the Surrendered Notes.

            (b) Subscriber’s obligation to purchase the Shares is subject to the fulfillment of each of the following conditions:

(i)  The representations and warranties of the Company contained in this Agreement shall be true and correct on and as of the date of such purchase;

(ii)  The Company shall have performed and complied with all covenants, conditions and agreements required by this Agreement to be performed or complied with by them on or prior to the date of such purchase;

(iii)  There shall be in effect no injunction, writ, preliminary restraining order or any order of any nature directing that the transactions contemplated by this Agreement, including without limitation the purchase of the Shares,  not be consummated as herein provided;

(iv) not less than 750,000 shares of Common Stock shall have been sold in the Offering; and

(v) The acquisition of substantially all the assets of Nassau Tool Works, Inc. by a newly-formed wholly-owned subsidiary of the Company (“Acquisition Subsidiary”) shall have been completed.

2.           COMPANY REPRESENTATIONS, WARRANTIES AND COVENANTS. The Company represents and warrants to and agrees with Subscriber that, except as set forth in PPM delivered by the Company to the Subscriber:

(a)  DUE INCORPORATION. The Company and each of its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has the requisite corporate or other power to own its properties and to carry on its business as disclosed in the PPM. The Company and each of its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a Material Adverse Effect. For purpose of this Agreement, a "MATERIAL ADVERSE EFFECT" shall mean a material adverse effect on the financial condition, results of operations, properties or business of the Company and its Subsidiaries taken as a whole. For purposes of this Agreement, "SUBSIDIARY" means, with respect to any entity at any date, any corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity) of which more than 50% of (i) the outstanding capital stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors or other managing body of such entity, (ii) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (iii) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such entity.

(b)  AUTHORITY. The Company has the full right, power and authority to execute, deliver and perform under this Agreement.  This Agreement has been duly executed by the Company and this Agreement and the transactions contemplated by this Agreement have been duly authorized by all necessary corporate action and each constitute, the legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms.

(c)  OUTSTANDING SECURITIES. All of the issued and outstanding shares of the Company’s Common Stock have been duly and validly authorized and issued, are fully paid and nonassessable (with no personal liability attaching to the holders thereof or to the Company) and are free from preemptive rights or rights of first refusal held by any person.  All of the issued and outstanding shares of Common Stock have been issued pursuant to either a current effective registration statement under the Securities Act or an exemption from the registration requirements thereof, and were issued in accordance with all applicable Federal and state securities laws.

(d) ENFORCEABILITY. This Agreement and any other agreements delivered together with this Agreement or in connection herewith (collectively "TRANSACTION DOCUMENTS") have been duly authorized, executed and delivered by the Company and are valid and binding agreements, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a court of law or equity). The Company has full corporate power and authority necessary to enter into and deliver the Transaction Documents and to perform its obligations thereunder.

(e)  CONSENTS. No consent, approval, authorization, filing with or notice to any person, entity or public authority, or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company or any of its Subsidiaries, or the Company's stockholders is required for the execution by the Company of the Transaction Documents and compliance and performance by the Company of its obligations under the Transaction Documents, including, without limitation, the issuance and sale of the Shares, other than filings required by Federal or state securities laws, which filings have been or will be made by the Company on a timely basis.

(f)  NO VIOLATION OR CONFLICT. Assuming the representations and warranties of the Subscriber in Section 3 are true and correct, neither the issuance and sale of the Shares nor the performance of the Company's obligations under this Agreement and all other agreements entered into by the Company relating thereto by the Company will:

                      (i)      violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default in any material respect) under (A) the certificate of incorporation or bylaws of the Company, each as amended as of the date hereof, (B) to the Company's knowledge, any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company or any of its Subsidiaries of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or such Subsidiary or over the properties or assets of the Company or such Subsidiary, or (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company or such Subsidiary is a party, or by which the Company  or such Subsidiary is bound, or to which any of the properties of the Company or such Subsidiary is subject, except the violation, conflict, breach, or default of which would not have a Material Adverse Effect; or

                      (ii)     result in the creation or imposition of any lien, charge or encumbrance upon the Shares or any of the assets of the Company or any of its Subsidiaries.

(g)    THE SHARES. The Shares upon issuance:

                      (i)   will be free and clear of any security interests, liens, claims or other encumbrances, subject to restrictions upon transfer under the Securities Act and any applicable state securities laws;

                      (ii) will have been duly and validly authorized and duly and validly issued, and upon payment of the purchase price specified in this Agreement the Shares will be fully paid and non-assessable (with no personal liability attaching to the holders thereof or to the Company) and will be free from preemptive rights or rights of first refusal held by any person; provided Subscriber's representations herein are true and accurate and Subscriber takes no actions or fails to take any actions required for the purchase of the Shares to be in compliance with all applicable laws and regulations; and

                      (iii) will have been issued in reliance upon an exemption from the registration requirements of and will not result in a violation of Section 5 under the Securities Act.

(h)  LITIGATION. There is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company or any of its Subsidiaries that would affect the execution by the Company or the performance by the Company of its obligations under the Transaction Documents. There is no pending or, to the knowledge of the Company, or threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company or any of its Subsidiaries, which litigation if adversely determined would have a Material Adverse Effect.

 (i)   FINANCIAL STATEMENTS. The consolidated financial statements of the Company and its Subsidiaries included in the PPM (hereinafter collectively, the “Financial Statements”), were prepared in accordance with generally accepted accounting principles consistently applied and present and reflect fairly the financial position of the Company and its Subsidiaries at the respective balance sheet dates and the results of its operations and cash flows for the periods then ended.  The Company has made and kept books and records and accounts which are in reasonable detail and which fairly and accurately reflect the activities of the Company, subject only to year-end adjustments.

(j)  ABSENCE OF CERTAIN CHANGES. Since December 31, 2011 ("LATEST FINANCIAL DATE"), there has been no event, occurrence, development or state of circumstances or facts relating to the Company’s business, financial condition or affairs not disclosed in the PPM which, to the Company’s knowledge, has had or would reasonably be expected to have, a Material Adverse Effect. The PPM does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which made.

(k)  NO UNDISCLOSED LIABILITIES. Neither the Company nor any of its Subsidiaries has any liabilities of any kind or nature, whether accrued or contingent, matured or unmatured, known or unknown, which are material, individually or in the aggregate, which are not disclosed in the Financial Statements or the PPM, other than those incurred in the ordinary course of the Company's or such Subsidiary’s businesses since the Latest Financial Date, and which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

(l)   DEFAULTS. Neither the Company nor any of its Subsidiaries is in violation of its certificate of incorporation or bylaws. Neither the Company nor any of its Subsidiaries is in default under or in violation of any note, loan agreement, security agreement, mortgage, contract, franchise agreement, distribution agreement, lease, alliance agreement, joint venture agreement, other agreement, license, permit, consent, approval or instrument to which it is a party, and no event has occurred which, with or without the lapse of time or giving of notice, or both, would constitute such default thereof by the Company or such Subsidiary or would cause acceleration of any obligation of the Company or such Subsidiary or would adversely affect the business, operations, or financial condition of the Company, except where such default or event, whether with or without the lapse of time or giving of notice, or both, has not and will not have a Material Adverse Effect.  To the best of the knowledge of the Company, no party to any note, loan agreement, security agreement, mortgage, contract, franchise agreement, distribution agreement, lease, alliance agreement, joint venture agreement, other agreement, license, permit, consent, approval or instrument with or given to the Company or any of its Subsidiaries is in default thereunder and no event has occurred with respect to such party, which, with or without the lapse of time or giving of notice, or both, would constitute a default by such party or would cause acceleration of any obligations of such party.  The Company and its Subsidiaries are (i) not subject to nor in default with respect to any order of any court, arbitrator or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters, or (ii) to the Company's knowledge not in violation of any statute, rule or regulation of any governmental authority which violation would have a Material Adverse Effect. There are no material (i.e., involving an asserted liability in excess of twenty-five thousand dollars ($25,000)) claims, actions, suits, proceedings or labor disputes, inquiries or investigations (whether or not purportedly on behalf of the Company or such Subsidiary), pending or, to the best of the Company's knowledge, threatened, against the Company or any Subsidiary, at law or in equity or by or before any Federal, state, county, municipal or other governmental department, the Securities and Exchange Commission (the “Commission”), the Financial Industry Regulatory Authority, board, bureau, agency or instrumentality, domestic or foreign, whether legal or administrative or in arbitration or mediation, nor is there any basis for any such action or proceeding.  Neither the Company, nor any of its assets are subject to, nor is the Company in default  with respect to, any order, writ, injunction, judgment or decree that could adversely affect the financial condition, business, assets or prospects of the Company.

(m)  COMPLIANCE WITH LAWS. The Company and each of its Subsidiaries  is in compliance with all laws, rules and regulations of all Federal, state, local and foreign government agencies having jurisdiction over the Company or affecting the business, assets or properties of the Company, except where the failure to comply has not and will not have a Material Adverse Effect.  The Company and each of its Subsidiaries possesses all licenses, permits, consents, approvals and agreements (collectively, “Licenses”) which are required to be issued by any and all applicable Federal, state, local or foreign authorities necessary for the operation of its business and/or in connection with its assets or properties, except where the failure to possess such Licenses has not and will not have a Material Adverse Effect.

 (n) TAXES. The Company and each of its Subsidiaries has timely filed or will timely file with the appropriate taxing authorities all returns in respect of taxes required to be filed through the date hereof and has timely paid or will timely pay all taxes that it is required to pay or has established an adequate reserve therefore.  There are no pending or, to the knowledge of the Company, threatened audits, investigations or claims for or relating to any liability of the Company or any of its Subsidiaries in respect of taxes.

 (o) USE OF PROCEEDS. The proceeds from sale of the Shares to Subscriber will be used by the Company for the purposes set forth in the PPM.

(p) NOT AN INTEGRATED OFFERING. Neither the Company, nor any person acting on its behalf, has knowingly, either directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offer of the Shares pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable stockholder approval provisions, which would impair the exemptions relied upon in for the offer and sale of the Shares to Subscriber or the Company's ability to timely comply with its obligations hereunder. Nor will the Company take any action or steps that would knowingly cause the offer or issuance of the Shares to be integrated with other offerings which would impair the exemptions relied upon for the offer and sale of the Shares to Subscriber or the Company's ability to timely comply with its obligations hereunder. The Company will not knowingly conduct any offering, other than the exchange offer of common stock for Junior Subordinated Notes described in the PPM, that will be integrated with the offer or issuance of the Shares, which would impair the exemptions relied upon for the offer and sale of the Shares to Subscriber or the Company's ability to timely comply with its obligations hereunder.

(q) NO GENERAL SOLICITATION. Neither the Company, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Shares.

(r) STOP TRANSFER. The Company will not issue any stop transfer order or other order impeding the sale, resale or delivery of any of the Shares, except as may be required by any applicable federal or state securities laws and unless contemporaneous notice of such instruction is given to the Subscriber.

(s) BROKERS.  Except for commissions payable to the Placement Agent and warrants to purchase shares of common stock issuable to the Placement Agent as described in the PPM, there are no finder's fees or brokerage commissions payable with respect to the transactions contemplated by this Agreement due to the actions of the Company.

(t) INVESTMENT COMPANY. The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

3.           SUBSCRIBER'S REPRESENTATIONS AND WARRANTIES. Subscriber hereby represents and warrants to and agrees with the Company that:

(a) ORGANIZATION AND STANDING. If the Subscriber is an entity, Subscriber is a corporation, partnership or other entity duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has the requisite corporate power to own its assets and to carry on its business.

(b) AUTHORIZATION AND POWER. Subscriber has the requisite power and authority to enter into and perform this Agreement and to purchase the Shares. The execution, delivery and performance of this Agreement by Subscriber and the consummation by Subscriber of the transactions contemplated hereby have been duly authorized by all necessary corporate or partnership action, and no further consent or authorization of Subscriber or its Board of Directors, stockholders or partners, members, as the case may be, is required. This Agreement has been duly authorized, executed and delivered by Subscriber and constitutes a valid and binding obligation of the Subscriber enforceable against the Subscriber in accordance with the terms hereof.

 (c) NO CONFLICTS. The execution, delivery and performance of this Agreement and the consummation by Subscriber of the transactions contemplated hereby do not and will not (i) result in a violation of Subscriber's charter documents or bylaws or other organizational documents or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument or obligation to which Subscriber is a party or by which its properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to Subscriber or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on Subscriber). Subscriber is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or to purchase the Shares, provided that for purposes of the representation made in this sentence, Subscriber is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

(d) INFORMATION CONCERNING THE OFFERING AND THE COMPANY. Subscriber has been furnished with the PPM.  In addition, the Subscriber has received in writing from the Company such other information concerning its operations, financial condition and other matters as the Subscriber has requested in writing (such other information is collectively, the "OTHER WRITTEN INFORMATION"), and considered all factors the Subscriber deems material in deciding on the advisability of investing in the Shares. Subscriber has carefully read, and understands the information in the PPM, including without limitation, the information set forth under the caption "Risk Factors."

(e) INFORMATION CONCERNING SUBSCRIBER. The Subscriber is an "accredited investor", as such term is defined in Rule 501(a) of Regulation D, is experienced in investments and business matters, has made investments of a speculative nature and has purchased unregistered securities in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Subscriber to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. The Subscriber has the authority and is duly and legally qualified to purchase and own the Shares.  The Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. The information set forth on the signature page hereto regarding the Subscriber is accurate.

(f) PURCHASE OF SECURITIES. The Subscriber is acquiring the Shares as principal for its own account for investment only and not with a view toward, or for resale in connection with, the public sale or any distribution thereof, but Subscriber does not agree to hold the Shares for any minimum amount of time.

(g) COMPLIANCE WITH SECURITIES ACT. The Subscriber understands and agrees that the Shares have not been registered under the Securities Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the Securities Act (based in part on the accuracy of the representations and warranties of Subscriber contained herein), and that such Shares must be held indefinitely unless a subsequent disposition is registered under the Securities Act or any applicable state securities laws or is exempt from such registration.

(h) LEGEND. The certificates evidencing the Shares shall bear the following or similar legend:

"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF Securities, AS AMENDED. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE BE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO AIR INDUSTRIES GROUP, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

(i) COMMUNICATION OF OFFER. The offer to sell the Shares was directly communicated to the Subscriber by the Company or the Placement Agent and no other person has solicited an investment in the Shares on behalf of the Company. At no time was the Subscriber presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

(j) AUTHORITY; ENFORCEABILITY. This Agreement has been duly authorized, executed and delivered by the Subscriber and is a valid and binding agreement of Subscriber, enforceable against the Subscriber in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity; and Subscriber has full corporate power and authority necessary to enter into this Agreement and to perform its obligations hereunder.

(k) NO GOVERNMENTAL REVIEW. Subscriber understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Shares or the suitability of the investment in the Shares nor have such authorities passed upon or endorsed the merits of the offering of the Shares.

(m) NO TAX ADVICE.  Subscriber acknowledges that no representation has been made and no advice has been given to Subscriber by the Company or the Placement Agent as to the potential tax consequences of the Subscriber’s investment in the Shares and that the Subscriber has been urged to consult with his or her own tax advisors, with specific reference to the Subscriber’s own situation, with respect to such consequences.

(n) OWNERSHIP OF SURRENDERED NOTES.  The Subscriber is the registered owner of the Surrendered Notes, and the Surrendered Notes are not subject to any pledge, lien restriction or other encumbrance which prohibits the surrender of the Notes to the Company in exchange for Shares pursuant hereto.

4.           EXEMPT OFFERING. The offer and issuance of the Shares to the Subscriber is being made pursuant to the exemption from the registration provisions of the Securities Act afforded by Section 3(a)(9), Section  4(2) or Section 4(6) of the Securities Act and/or Rule 506 of Regulation D promulgated thereunder.

5.           BROKER COMMISSIONS. The Company on the one hand, and Subscriber on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any persons claiming brokerage commissions or similar fees, other than Placement Agent. The Company represents that there are no other parties entitled to receive fees, commissions, or similar payments in connection with the Offering described in this Agreement.

6.           COVENANTS REGARDING INDEMNIFICATION.

(a) The Company agrees to indemnify, hold harmless, reimburse and defend the Subscriber, the Subscriber’s officers, directors, agents, affiliates, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Subscriber or any such person which results, arises out of or is based solely upon (i) any material misrepresentation by Company or material breach of any warranty by Company in this Agreement or in any Exhibits or Schedules attached hereto, or other agreement delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any material breach or default in performance by the Company of any covenant or undertaking to be performed by the Company hereunder, or any other agreement entered into by the Company and Subscriber relating hereto.

(b)  Subscriber agrees to indemnify, hold harmless, reimburse and defend the Company and each of the Company's officers, directors, agents, affiliates, control persons against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Company or any such person which results, arises out of or is based solely upon (i) any material misrepresentation by Subscriber in this Agreement or in any Exhibits or Schedules attached hereto, or other agreement delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any material breach or default in performance by Subscriber of any covenant or undertaking to be performed by Subscriber hereunder, or any other agreement entered into by the Company and Subscriber, relating hereto.

   (c) Any person entitled to indemnification under Section 6(a) or (b) of this Agreement (an “indemnified party”) shall notify promptly the person obligated to provide such indemnification (the “indemnifying party”) in writing of the commencement of any action or proceeding brought by a third person against the indemnified party with respect to a Claim (a “Third Party Claim”) for which the indemnified party may be entitled to indemnification from the indemnifying party under this Section 6, but the omission of such notice shall not relieve the indemnifying party from any liability which it may have to any indemnified party under Section 6 of this Agreement, except to the extent that such failure shall materially adversely affect any indemnifying party or its rights hereunder.  The indemnifying party shall be entitled to participate in, and, to the extent that it chooses, to assume the defense of any Third Party Claim with counsel reasonably satisfactory to the indemnified party; and, after notice from the indemnifying party to the indemnified party that it so chooses, the indemnifying party shall not be liable for any legal or other expenses or disbursements subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that (i) if the indemnifying party fails to take reasonable steps necessary to defend diligently the Third Party Claim within twenty (20) days after receiving notice from the indemnified party of such Third Party Claim; (ii) if the indemnified party who is a defendant in such Third Party Claim which is also brought against the indemnifying party reasonably shall have concluded that there are legal defenses available to the indemnified party which are not available to the indemnifying party; or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, the indemnified party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all indemnified parties in each jurisdiction, except to the extent any indemnified party or parties reasonably shall have concluded that there are legal defenses available to such party or parties which are not available to the other indemnified parties or to the extent representation of all indemnified parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct) and the indemnifying party shall be liable for any reasonable expenses therefor; provided, that no indemnifying party shall be subject to any liability for any settlement of a Third Party Claim made without its consent (which may not be unreasonably withheld, delayed or conditioned).  If the indemnifying party assumes the defense of any Third Party Claim hereunder, such indemnifying party shall not enter into any settlement without the consent of the indemnified party if such settlement attributes liability to the indemnified party.

7.   REGISTRATION RIGHTS.  The Company shall grant to the Subscriber the registration rights described below:

7.1 Mandatory Registration.  The Company shall prepare and file a registration statement on Form 10 registering its shares of common stock under section 12 (g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act Registration Statement”) as soon as practicable but no later than August 15, 2012, and thereafter use its reasonable best efforts to respond to all comments from the staff of the Division of Corporation Finance, Securities and Exchange Commission (the “Commission”) and obtain an indication from the Commission that it has completed its review of and has no further comments on the Exchange Act Registration Statement, in each case as soon as practicable. The date on which the Commission informs the Company that it has completed its review of the Exchange Act Registration Statement shall be referred to herein as the “SEC Clearance Date.” Not later than fifteen days after the earlier of (i) the date the Exchange Act Registration Statement  becomes effective or (ii) the SEC Clearance Date (the “Filing Deadline”), the Company shall prepare and file a registration statement on Form S-1 (or such other suitable form as may then be prescribed by the Commission) under the Securities Act, and the rules and regulations of the Commission thereunder, to effect the registration under the Securities Act of the Shares and such other shares of common stock or other securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the Shares (together, the “Registrable Securities”) to permit the public disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified by the Subscriber and his or its permitted assigns or transferees (collectively, the “Holder”); provided, however, such intended method of disposition shall not include an underwritten offering of the Registrable Securities (the “Registration Statement”).  Notwithstanding the foregoing, the Company may withdraw the Exchange Act Registration Statement prior to the 60th day after the filing of the Exchange Act Registration Statement if the SEC Clearance Date is not expected to occur within sixty-five (65) days after the filing of the Exchange Act Registration Statement and the Board of Directors of the Company determines that it would be detrimental to the Company and its stockholders for the Exchange Act Registration Statement to become effective prior to the SEC Clearance Date.  In such event, the Company shall re-file the Exchange Act Registration Statement as soon as practicable after any such withdrawal.

7.2 Registration Procedures. In connection with the registration of the Registrable Securities under the Securities Act as provided in Section 7.1 the Company shall:

(i) prepare and file with the Commission by the Filing Deadline the Registration Statement (including such audited financial statements as may be required by the Securities Act or the rules and regulations promulgated thereunder) and thereafter use its reasonable best efforts to cause such registration statement to be declared effective by the Commission as soon as practicable;

(ii) prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by the Registration Statement, until the earlier to occur of two (2) years after the date upon which the Registration Statement was declared effective by the Commission and the date that all Registrable Securities covered by such Registration Statement have been sold (the “Effectiveness Period”), subject to the right of the Company to suspend the effectiveness thereof for not more than for a period of thirty (30) non-consecutive calendar days (in the aggregate) during any twelve (12) month period because the Company is negotiating a merger, consolidation, acquisition or sale of all or substantially all of its assets or a similar transaction which, in the reasonable judgment of the Company’s board of directors, requires the Registration Statement to be amended to include information in connection with such pending transaction (including the parties thereto) and such information is not yet available or capable of being publicly disclosed;

(iii) furnish to the Holder such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in the Registration Statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by the Holder;

(iv) use its reasonable efforts to register or qualify all Registrable Securities and other securities covered by the Registration Statement under such other securities laws or blue sky laws as the Holder shall reasonably request, to keep such registrations or qualifications in effect for so long as the Registration Statement remains in effect, and take any other action which may be reasonably necessary to enable the Holder to consummate the disposition of the Registrable Securities in such jurisdictions, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (iv) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

 (v) use its best efforts to cause all Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Holder to consummate the disposition of such Registrable Securities;

(vi) notify the Holder promptly and confirm such advice in writing promptly after the Company has knowledge thereof:

(A) when the Registration Statement, the prospectus or any prospectus supplement related thereto or post-effective amendment to the Registration Statement has been filed, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective;

(B) of any request by the Commission for amendments or supplements to the Registration Statement or the prospectus or for additional information;

(C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings by any Person for that purpose; and

(D) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation or threat of any proceeding for such purpose;

(vii) notify the Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of the Holder promptly prepare and furnish to the Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(viii) use its best efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;

(ix) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first full calendar month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(x) enter into such agreements and take such other actions as Holder shall reasonably request in writing (at the expense of the Holder) in order to expedite or facilitate the disposition of such Registrable Securities;

(xi) use its best efforts to list all Registrable Securities covered by the Registration Statement on any national securities exchange (if any) on which any of the Registrable Securities are then listed; and

(xii)           use its reasonable best efforts to cause its Common Stock (i) to be quoted on an inter-dealer quotation system such as the OTC Bulletin Board and OTC QB as soon as practicable after the Registration Statement is declared effective by the SEC and (ii) if otherwise eligible pursuant to applicable listing requirements, to be listed on a national securities exchange.

The Company may require the Holder to furnish the Company with such information regarding the Holder and the distribution of the Registrable Securities as the Company may from time to time reasonably request in writing.

The Company will not file any registration statement pursuant to Section 7.1, or amendment thereto or any prospectus or any supplement thereto (including such documents incorporated by reference and proposed to be filed after the initial filing of the Registration Statement) to which the Holder shall reasonably object, provided that the Company may file such document in a form required by law or upon the advice of its counsel.

Subscriber agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in subdivision (vii) of this Section 7.2, Subscriber will forthwith discontinue his or its disposition of Registrable Securities pursuant to the Registration Statement until Subscriber’s  receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (vii) of this Section 7.2 and, if so directed by the Company, will deliver to the Company all copies, other than permanent file copies, then in Subscriber’s possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

7.3 Registration Expenses. The Company will pay all  expenses incident to the registration of the Registrable Securities, including, without limitation, all registration, filing and listing fees (if any), all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits required by or incident to such performance and compliance, premiums and other costs of policies of insurance of the Company against liabilities arising out of the public offering of the Registrable Securities being registered, but excluding underwriting discounts and commissions and transfer taxes, if any.

7.4 Indemnification.

(a) Indemnification by the Company. The Company will, and hereby does agree to, indemnify and hold harmless the Holder, its directors and officers, and each other person, if any, who controls such Holder within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which such Holder or any such director or officer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such Holder and each such director, officer and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding, provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Holder stating that it is for use in the preparation thereof and, provided further that the Company shall not be liable to any person to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of the Holder’s failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, within the time required by the Securities Act to the person asserting the existence of an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such person if such statement or omission was corrected in such final prospectus or an amendment or supplement thereto. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder or any such director, officer or controlling person and shall survive the transfer of such securities by the Holder.

 (b) Indemnification by the Holder. The Subscriber agrees, and each other Holder of Registrable Securities must agree, as a condition to including any Registrable Securities in the Registration Statement, to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 2.4) the Company, each director of the Company, each officer of the Company and each other person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by the Subscriber or other Holder specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. This indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of the Registrable Securities by the Subscriber or other Holder.

(c) Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 7.4, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 7.4, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability, or a covenant not to sue, in respect to such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party.

(d) Other Indemnification. Indemnification similar to that specified in the preceding subdivisions of this Section 7.4 (with appropriate modifications) shall be given by the Company and each Holder with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority, other than the Securities Act.

(e) Indemnification Payments. The indemnification required by this Section 7.4 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

(f) Contribution. If the indemnification provided for in the preceding subdivisions of this Section 7.4 is unavailable to an indemnified party in respect of any expense, loss, claim, damage or liability referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such expense, loss, claim, damage or liability (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Holder on the other from the distribution of the Registrable Securities by the indemnified party or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Holder on the other in connection with the statements or omissions which resulted in such expense, loss, damage or liability, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Holder on the other in connection with the distribution of the Registrable Securities shall be deemed to be in the same proportion as the total net proceeds received by the Company from the initial sale of the Registrable Securities by the Company to the Holder bears to the gain, if any, realized by the Holder. The relative fault of the Company on the one hand and of the Holder, on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company or by the holder and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, provided that the foregoing contribution agreement shall not inure to the benefit of any indemnified party if indemnification would be unavailable to such indemnified party by reason of the provisions contained in the first sentence of subdivision (a) of this Section 7.4, and in no event shall the obligation of any indemnifying party to contribute under this subdivision (f) exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under subdivision (b) of this Section 7.4 had been available under the circumstances.

The Company and the Subscriber agree, and any other Holders must agree as a condition to the inclusion of his or its Registrable Securities in the Registration Statement, that it would not be just and equitable if contribution pursuant to this subdivision (f) were determined by pro rata allocation (even if the holders were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth in the preceding sentence and subdivision (c) of this Section 7.4, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

Notwithstanding the provisions of this subdivision (f), under no circumstances shall any Holder be required to contribute any amount in excess of the amount by which the net proceeds received by such Holder from the sale of Registrable Securities exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            7.5. Rule 144. The Company shall timely file the reports required to be filed by it under the Securities Act and the Exchange Act (including but not limited to the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c) of Rule 144 adopted by the Commission under the Securities Act) and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, will, upon the request of the Holder, make publicly available other information) and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. The Company will deliver to the Holder, upon request, a written statement as to whether it has complied with the requirements of this Section 7.

             7.6. Amendments and Waivers. This Section 7 may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the holder or holders of not less than 51% of the Registrable Securities. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Section 7.6, whether or not such Registrable Securities shall have been marked to indicate such consent.

 8.  MISCELLANEOUS.

(a)                 NOTICES. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i)personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the  Company, to: Air Industries Group, Inc., 1479 Clinton Street, Bay Shore, New York 11706, Attn: Peter D. Rettaliata, President and CEO, facsimile: (631) 206-9152 with a copy by facsimile only to: Eaton & Van Winkle LLP, Three Park Avenue,16th floor, New York, NY 10016, Attn: Vincent J. McGill, Esq.,  facsimile (212)779-9928, and (ii) if to the Holder, to the name, address and facsimile number set forth on the signature page of this Agreement, with a copy by telecopier only to the Placement Agent at Taglich Brothers, Inc., 790 New York Avenue, Huntington, NY 11743, Attn:  Mr. Robert Lorenzo, facsimile:  (631) 757-1333.

           (b) ENTIRE AGREEMENT; ASSIGNMENT. This Agreement and other documents delivered in connection herewith represent the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by approval or written consent of Subscriber. Neither the Company nor the Subscriber has relied on any representations not contained or referred to in this Agreement and the documents delivered herewith. No right or obligation of the Company shall be assigned without prior notice to and the written consent of the Subscriber.

           (c) COUNTERPARTS/EXECUTION. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile signature and delivered by facsimile transmission.

           (d) LAW GOVERNING THIS AGREEMENT. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the civil or state courts of New York or in the federal courts located in New York County. THE PARTIES AND THE INDIVIDUALS EXECUTING THIS AGREEMENT AND OTHER AGREEMENTS REFERRED TO HEREIN OR DELIVERED IN CONNECTION HEREWITH ON BEHALF OF THE COMPANY AGREE TO SUBMIT TO THE JURISDICTION OF SUCH COURTS AND WAIVE TRIAL BY JURY. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

           (e) SPECIFIC ENFORCEMENT, CONSENT TO JURISDICTION. To the extent permitted by law, the Company and Subscriber acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to one or more preliminary and final injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity. Subject to Section 9(d) hereof, each of the Company and Subscriber hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction in New York of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

           (f) SURVIVAL. The representations and warranties, covenants and other agreements of the Company and the Subscriber set forth in this Agreement shall survive the purchase of the Shares by the Subscriber hereunder for a period of one year from the date hereof.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

ALL INVESTORS MUST COMPLETE THIS PAGE

IN WITNESS WHEREOF, the parties have executed this Agreement on ___________________, 2012.

Number of Shares to be paid for in cash: _______________________

Purchase Price: $______________ ($6.00 per Share)

Number of Shares to be exchanged for Notes:

Principal Amount of Notes
     Surrendered: $ ______________ ($6.00 per Share)

_________________________________________ Exact Name in Which Title is to be Held
_________________________________________ (Authorized Signature)
_________________________________________ Print Name of Signatory and Capacity in which Signed if an Entity
_________________________________________ Signature (if Joint Tenants or Tenants in Common)
_________________________________________ Print Name of above Signatory

SUBSCRIPTION ACCEPTED:

AIR INDUSTRIES GROUP, INC.

By:_______________________________
Name:
Title: _______________________________
Date: _______________________________

____________________________________
Aggregate Purchase Price Accepted (cash)

__________________________________________________
Aggregate Principal Amount of Notes Accepted for Exchange

{Signature Page to Securities Purchase and Exchange Agreement for Shares of Air Industries Group, Inc.}